                                                                    EXHIBIT 10.4


                CAPSTAR BROADCASTING CORPORATION PLEDGE AGREEMENT


         PLEDGE AGREEMENT (this "AGREEMENT"), dated as of May 29, 1998, made by CAPSTAR BROADCASTING CORPORATION, a Delaware corporation (the "PLEDGOR"), to CHANCELLOR MEDIA CORPORATION OF LOS ANGELES, a Delaware corporation, as collateral agent (in such capacity, the "PLEDGEE"), for the benefit of (a) on a senior basis, Chancellor Media Corporation of Los Angeles (the "SENIOR CREDITOR"), and (b) on a basis junior and fully subordinated to the Senior Creditor (i) the Banks, the Agent (as hereinafter defined) and the Co-Agents (as hereinafter defined) from time to time party to the Credit Agreement hereinafter referred to (such Banks, the Agent and the Co-Agents, the "SUBORDINATED NOTE CREDITORS"), and (ii) any Bank that enters into an interest rate protection agreement (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements, collectively the "INTEREST RATE PROTECTION AGREEMENTS") guaranteed by the Pledgor, even if such Bank subsequently ceases to be a Bank under the Credit Agreement for any reason and for so long as any such Bank participates in the extension of any such Interest Rate Protection Agreements, and any subsequent assignees (collectively, the "INTEREST RATE PROTECTION CREDITORS" and, together with the Subordinated Note Creditors, the "SUBORDINATED CREDITORS"), and, together with the Senior Creditor, the "SECURED CREDITORS"). All capitalized terms used herein shall have the meanings provided in Section 16 of this Agreement and, if not so defined herein, capitalized terms used herein and defined in the Credit Agreement shall be used herein as so defined.

                              W I T N E S S E T H:

         WHEREAS, the Pledgor is indebted to the Senior Creditor pursuant to a Capstar Broadcasting Corporation Senior Secured Term Note dated as of May 29, 1998, in the original principal amount of $150,000,000.00, made payable by Pledgor to Senior Creditor (as used herein, the term "SENIOR NOTE" means the Note described above in this paragraph, as the same may be amended, modified, extended, renewed, restated or supplemented from time to time, and including any agreement extending the maturity of, or restructuring all or any portion of the Indebtedness under such Note);

         WHEREAS, the Pledgor, Capstar Broadcasting Partners, Inc. ("CAPSTAR BROADCASTING"), Capstar Radio Broadcasting Partners, Inc. ("CAPSTAR RADIO"), the various Banks from time to time party thereto, Bankers Trust Company, as a Co-Arranger and as Administrative Agent (in its capacity as Administrative Agent, the "AGENT"), NationsBank, N.A., as a Co-Arranger and as Syndication Agent, and Solomon Brothers Holding Company Inc. and Goldman, Sachs Credit Partners L.P., as Co-Arrangers and as Documentation Agents (Agent, Syndication Agent, Co-Arrangers and Documentation Agents are collectively, the "CO-AGENTS") entered into a Credit Agreement, dated as of May 29, 1998, providing for the making of Loans and the issuance of, and participation in, Letters of Credit as contemplated therein (as used herein, the term "CREDIT AGREEMENT" means the Credit Agreement described above in this paragraph, as the same may be amended, modified, extended, renewed, restated or supplemented from time to time, and including any agreement extending the maturity of, or restructuring all or any portion of the Indebtedness under such agreement or any successor agreements);

         WHEREAS, the Pledgor (i) has guaranteed the obligations of Capstar Radio under the Credit Agreement pursuant to Section 14 thereof (the "CREDIT AGREEMENT GUARANTY"), and (ii) may at any time and from time to time guaranty the obligations of Capstar Radio under one or more Interest Rate Protection Agreements with one or more Interest Rate Protection Creditors (the "INTEREST RATE PROTECTION GUARANTIES");

         WHEREAS, the obligations of the Pledgor in respect of (a) its guaranties referred to above and (b) the Senior Note, shall be secured hereunder as provided herein;

         WHEREAS, it is a condition precedent to each of the above-described extensions of credit that the Pledgor shall have executed and delivered to the Pledgee this Agreement;

         WHEREAS, the Pledgor desires to execute and deliver this Agreement to satisfy the conditions described in the preceding paragraph;

                               A G R E E M E N T:

         NOW, THEREFORE, in consideration of the above-described extensions of credit made and to be made and other benefits accruing to the Pledgor, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby makes the following representations and warranties to the Pledgee for the benefit of the Secured Creditors and hereby covenants and agrees with the pledgee for the benefit of the Secured Creditors as follows:

         1. SECURITY FOR OBLIGATIONS. This Agreement is made by the Pledgor for (x) the senior benefit of the Senior Creditor, and (y) the benefit, on a basis junior and fully subordinated to the Senior Creditor, of the Subordinated Creditors to secure:

                  (a) the full and prompt payment of all obligations and indebtedness of the Pledgor to the Senior Creditor under the Senior Note due and owing as a result of the prepayment provisions of the Senior Note or by acceleration (but specifically excluding any obligations and indebtedness due and owing solely as a result of the occurrence of the Stated Maturity Date (as defined in the Senior Note)) and the due performance and compliance by the Pledgor with all of the terms, conditions and agreements contained in the Senior Note (all such obligations and liabilities described in this clause (a), the "SENIOR OBLIGATIONS");

                  (b) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and indebtedness of the Pledgor to the Subordinated Creditors under the Credit Agreement Guaranty and the due performance and compliance by the Pledgor with all of the terms, conditions and agreements contained in the Credit Agreement Guaranty (all such obligations and liabilities in this clause (b), the "CREDIT AGREEMENT OBLIGATIONS");

                  (c) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities owing by the Pledgor to the Interest Rate Protection Creditors under, or with respect to, any Interest Rate Protection

         Guaranty, whether such Interest Rate Protection Guaranty is now in existence or hereafter arising, and the due performance and compliance by the Pledgor with the terms, conditions and agreements contained therein (all such obligations and liabilities described in this clause
         (c), the "INTEREST RATE PROTECTION OBLIGATIONS") and, together with the Credit Agreement Obligations, the "SUBORDINATED OBLIGATIONS");

                  (d) any and all sums advanced by the Pledgee in order to preserve the Collateral or preserve its security interest in the Collateral in a manner not in violation of the terms hereof; and

                  (e) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of the Pledgor, Capstar Broadcasting and/or Capstar Radio referred to in clauses (a) through (d), after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs.

All such obligations, liabilities, sums and expenses set forth in clauses (a) through (e) of this Section 1 being herein collectively called the "OBLIGATIONS," it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

         2. DEFINITION OF STOCK. As used herein, the term "STOCK" shall mean all of the issued and outstanding shares of common stock of Capstar Broadcasting at any time owned by the Pledgor. The Pledgor represents and warrants to the Senior Creditors and the Subordinated Creditors that on the date hereof (a) the Stock consists of the number and type of shares of the stock of Capstar Broadcasting as described in Annex A hereof; (b) the Stock constitutes that percentage of the issued and outstanding common stock of Capstar Broadcasting as is set forth in Annex A hereto; (c) the Pledgor is the holder of record and sole beneficial owner of the Stock and there exist no options or preemption rights in respect of any of the Stock; and (d) the Stock constitutes all of the issued and outstanding shares of common stock of Capstar Broadcasting.

         3.       PLEDGE OF STOCK, ETC.

                  3.1 PLEDGE. (a) To secure the Obligations and for the purposes set forth in Section 1, the Pledgor hereby: (i) grants to the Pledgee for the benefit of (A) the Senior Creditor, a senior security interest in all of the Collateral, and (B) the Subordinated Creditors, a security interest, junior and fully subordinated to the security interest granted for the benefit of the Senior Creditor above, in all of the Collateral; (ii) pledges and deposits as security with the Pledgee all Stock owned by the Pledgor on the date hereof and delivers to the Pledgee certificates therefor, accompanied by undated stock powers duly executed in blank by the Pledgor; and (iii) assigns, transfers, hypothecates, mortgages, charges and sets over to the Pledgee all of the Pledgor's right, title and interest in and to the Stock (and in and to the certificates evidencing the Stock), to be held by the Pledgee, upon the terms and conditions set forth in this Agreement.

                  (b) The security interest granted to the Pledgee for the benefit of each Subordinated Creditor shall be junior and fully subordinated to the security interest in the Collateral granted to the Pledgee for the benefit of the Senior Creditor, it being understood that each Subordinated Creditor agrees that no distribution or payment arising from the enforcement or other realization of, and no distribution or payment in any bankruptcy, insolvency, reorganization or similar proceeding of the Pledgor or any Subsidiary of the Pledgor made in respect of or in recognition of, the security interest created hereunder in respect of the Collateral shall be applied to the Obligations of such Subordinated Creditor, or shall be for the benefit of such Subordinated Creditor, until such time as all Senior Obligations (including, without limitation, all interest accruing after the commencement of any such proceeding at the contractual rate provided in the respective documentation, whether or not permitted as an allowable claim) shall have been irrevocably paid in full in cash or cash equivalents. It is further understood and agreed by each Secured Creditor that the Pledgee shall take all actions to enforce, realize upon and protect the security interests created hereunder in respect of the Collateral, and shall assert all claims, and make all filings, in respect of the Collateral or any portion thereof, under or in respect of any bankruptcy, insolvency, reorganization or similar proceeding, only if and to the extent directed by the Required Secured Creditors and no Secured Creditor acting individually or together shall have the right to take any such action or assert any such claim.

                  3.2 SUBSEQUENTLY ACQUIRED STOCK. (a) If the Pledgor shall acquire (by purchase, stock split, stock dividend, reclassification or otherwise) any new, substituted or additional Stock at any time or from time to time after the date hereof, the Pledgor will promptly thereafter pledge and deposit such Stock (or certificates representing such Stock) as security with the Pledgee and deliver to the Pledgee certificates therefor, accompanied by undated stock powers duly executed in blank by the Pledgor, or such other instruments of transfer as are acceptable to the Pledgee, and will promptly thereafter deliver to the Pledgee a certificate executed by the president or any vice president of the Pledgor describing such Stock and certifying that the same has been duly pledged with the Pledgee hereunder.

                  (b) If the Pledgor acquires any subscriptions, warrants or any other rights or options in connection with the Stock, all new stock or other securities acquired through such subscriptions, warrants, rights or options by the Pledgor shall be promptly pledged and delivered to the Pledgee, accompanied by undated stock powers duly executed in blank by the Pledgor, or such other instruments of transfer as are reasonably acceptable to the Pledgee, and will promptly thereafter deliver to the Pledgee a certificate executed by the president or any vice president of the Pledgor describing such Stock and certifying that the same has been duly pledged with the Pledgor hereunder.

                  3.3 UNCERTIFICATED STOCK. Notwithstanding anything to the contrary contained in Sections 3.1 and 3.2, if any Stock (whether now owned or hereafter acquired) are uncertificated securities, the Pledgor shall promptly notify the Pledgee thereof, and shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 8-313 and 8-321 of the New York Uniform Commercial Code if applicable). The Pledgor further agrees to take such actions as the Pledgee deems necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Pledgee with respect to any such pledge of uncertificated Stock promptly upon request of the Pledgee.

                  3.4 DEFINITIONS OF PLEDGED STOCK AND COLLATERAL. All Stock at any time pledged or required to be pledged hereunder is hereinafter called the "PLEDGED STOCK"; and the Pledged Stock, together with all proceeds thereof, including any securities and moneys received and at the time held by the Pledgee hereunder, are hereinafter called the "COLLATERAL."

         4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Stock which may be held (in the discretion of the Pledgee) in the name of the Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a subagent appointed by the Pledgee.

         5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until an Event of Default shall have occurred and be continuing and the Pledgee, acting at the direction of the Required Secured Creditors, shall have notified the Pledgor that the Pledgor may no longer exercise the rights referred to below (except that no such notice shall be required in the case of a Bankruptcy Default with respect to the Pledgor), the Pledgor shall be entitled to exercise all voting rights attaching to any and all Pledged Stock, and to give consents, waivers or ratifications in respect thereof; provided, that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with any of the terms of this Agreement, the Senior Note or, after the Senior Lien Termination Date, any of the terms of the Credit Agreement, or which would have the effect of impairing the position or interests of the Pledgee or the Senior Creditor or, after the Senior Lien Termination Date, any other Secured Creditor. All such rights of the Pledgor to vote and to give consents, waiver and ratifications shall cease in case an Event of Default shall occur and be continuing and, except in the case of a Bankruptcy Default with respect to the Pledgor, the Pledgee, acting at the direction of the Required Secured Creditors, shall have notified the Pledgor of such cessation, and Section 7 shall become applicable.

         6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until there shall have occurred and be continuing (x) a Bankruptcy Default or Notified Acceleration Event, or (y) any other Event of Default or Acceleration Event, but in the case of this clause (y) only to the extent the Pledgee (acting at the direction of the Required Secured Creditors) has so notified the Pledgor, all dividends and distributions payable in respect of the Pledged Stock shall be paid to the Pledgor, provided that the Pledgee shall be entitled to receive directly, and to retain as part of the Collateral:

                  (a) all other or additional common stock (other than cash or assets) paid or distributed by way of dividend or otherwise, as the case may be, in respect of the Pledged Stock;

                  (b) all other or additional common stock paid or distributed in respect of the Pledged Stock by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement;

                  (c) all other or additional common stock which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization; and

                  (d) unless the payment or any such cash dividend shall have been consented to by the Pledgee (acting at the direction of the Required Secured Creditors), any cash dividends or distributions declared or paid in violation of the provisions of the Credit Agreement.

         Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee's right to receive proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by the Pledgor contrary to the provisions of this Section 6 or Section 7 shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of the Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

         7. REMEDIES IN CASE OF SPECIFIED EVENTS. If there shall have occurred and be continuing (x) a Bankruptcy Default or Notified Acceleration Event or (y) any other Event of Default or Acceleration Event, but in the case of this clause (y) only to the extent the Required Secured Creditors have so directed, then and in every such case, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled to exercise all the rights and remedies of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction and also shall be entitled, without limitation, to exercise the following rights, which the Pledgor hereby agrees to be commercially reasonable:

                  (a) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 to the Pledgor;

                  (b) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

                  (c) to vote all or any part of the Pledged Stock (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (the Pledgor hereby irrevocably constituting and appointing the Pledgee the irrevocable proxy and true and lawful attorney-in-fact of the Pledgor, with full power of substitution to do so; it being agreed and understood that the Pledgee is under no circumstances obligated by the terms of this Agreement to exercise such rights); and

                  (d) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale of adjournment thereof or to redeem or otherwise (all of which are hereby waived by the Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, provided that at least 10 days' notice of the time and place of any such sale shall be given to the Pledgor. The Pledgee shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has theretofore been given. The Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshaling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of a Class (or, to the extent agreed to by the Required Creditors of each such Class, two or more Classes acting together) may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto.

         8. REMEDIES, ETC., CUMULATIVE. Each and every right, power and remedy of the Pledgee provided for in this Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement, or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. No notice to or demand on the Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgee or any Secured Creditor to any other or further action in any circumstances without notice or demand.

         9. APPLICATION OF PROCEEDS. (a) All moneys collected by the Pledgee upon any sale or other disposition of the Collateral through enforcement, realization hereunder or otherwise, together with all other moneys received by the Pledgee hereunder in respect of any Collateral, shall first be applied to the payment of all costs and expenses incurred by the Pledgee in connection with such sale or disposition, the delivery of the Collateral or the collection of any such moneys (including, without limitation, reasonable attorneys' fees and expenses) and the balance of such moneys (the "REMAINING PROCEEDS") shall be applied by the Pledgee as required below.

                  (b) Before the Senior Lien Termination Date and so long as any Senior Obligations remain unpaid, the Remaining Proceeds shall be applied to satisfy the Senior Obligations.

                  (c) Either (i) before the Senior Lien Termination Date and after the payment in full of all Senior Obligations or (ii) after the Senior Lien Termination Date and, in either case, so long as any Subordinated Obligations remain unpaid, any Remaining Proceeds not theretofore distributed pursuant to the foregoing provisions of this Section 9 shall be applied to satisfy the Subordinated Obligations, with each Subordinated Creditor to receive an amount equal to its outstanding Subordinated Obligations or, if insufficient proceeds are available for the payment in full of all outstanding Subordinated Obligations, its Pro Rata Share of the amount required to be distributed pursuant to this clause.

                  (d) As used in clause (c) above, "Pro Rata Share" shall mean, when calculating a Subordinated Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction, the numerator of which is the unpaid amount of its Principal Subordinated Obligations owing to it (or if there are no unpaid Principal Subordinated Obligations, the remaining Subordinated Obligations owed it) and the denominator of which is the outstanding principal amount of all Subordinated Obligations (or if there are no unpaid Principal of Subordinated Obligations, the remaining Subordinated Obligations owned to the Subordinated Creditors). If a payment to any Subordinated Creditor of its Pro Rata Share of any distribution would result in an overpayment of the Subordinated Obligations of such Subordinated Creditor, such excess amount shall instead be distributed to the unpaid Subordinated Obligations of the other Subordinated Creditors, which each Subordinated Creditor whose Subordinated Obligations have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Subordinated Obligations of such Subordinated Creditor and the denominator of which is the unpaid Subordinated Obligations of all Subordinated Creditors.

                  (e) All payments required to be made to Subordinated Note Creditors hereunder shall be made to the Agent under the Credit Agreement for the account of the respective Subordinated Note Creditors. All payments required to be made to Interest Rate Protection Agreement Creditors hereunder shall be made to the paying agent under the applicable Interest Rate Protection Agreement, or in the case of Interest Rate Protection Agreements without a paying agent, directly to the applicable Interest Rate Protection Agreement Creditor.

                  (f) For purposes of applying payments received in accordance with this Section 9, the Pledgee shall be entitled to rely (i) upon the Agent, for a determination (which the Agent agrees to provide upon request of the Pledgee) of the unpaid Credit Agreement Obligations and, (ii) upon any Interest Rate Protection Agreement Creditor, for a determination (which each Interest Rate Protection Agreement Creditor agrees to provide upon request of the Pledgee) of the unpaid Interest Rate Protection Obligations owed to such Interest Rate Protection Agreement Creditor. Unless it has actual knowledge (including by way of written notice from a Secured Creditor) to the contrary, the Agent, in furnishing information pursuant to the preceding sentence, and the Pledgee in acting hereunder, shall be entitled to assume that no obligations other than principal, interest and regularly accruing fees are owing to any Secured Creditor.

                  (g) Any Remaining Proceeds not otherwise applicable or applied pursuant to this Section 9 shall be paid over the Pledgor pursuant to the terms of Section 19.

         10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

         11. INDEMNITY. The Pledgor agrees to indemnify and hold harmless the Pledgee and each Secured Creditor and their respective successors, assigns, employees, agents and servants (individually an "INDEMNITEE," and collectively the "INDEMNITEES") from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and to reimburse each Indemnitee for all costs and expenses, including reasonable attorneys' fees, growing out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under the other Financing Documents, provided that the Pledgor shall not be required to indemnify any Indemnitee in respect of any claims, demands, losses, judgments, liabilities, costs or expenses arising from the gross negligence or willful misconduct of such Indemnitee. In no event shall any Indemnitee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for moneys actually received by it in accordance with the terms hereof. If and to the extent that the obligations of the Pledgor under this
Section 11 are unenforceable for any reason, the Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. The Pledgor agrees that upon written notice by any Indemnitee of the assertion of any liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, the Pledgor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the Pledgor of any such assertion of which such Indemnitee has knowledge.

         12. FURTHER ASSURANCES; POWER-OF-ATTORNEY. (a) The Pledgor agrees that it will join with the Pledgee in executing and, at its own expense, file and refile under the Uniform Commercial Code or other applicable law such financing statements, continuation statements and other documents in such offices as the Pledgee may reasonably deem necessary or appropriate and wherever required by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of the Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments (including, without limitation, proxies and dividend payment orders) as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

                  (b) The Pledgor hereby appoints the Pledgee the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Pledgee's discretion to take any action and to execute any instrument which the Pledgee may reasonably deem necessary or advisable to accomplish the purposes of this Agreement.

         13. THE PLEDGEE AS COLLATERAL AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Annex B hereto.

         14. TRANSFER BY THE PLEDGOR. Except for sales of Collateral permitted (a) after the Senior Lien Termination Date, pursuant to the Credit Agreement, or (b) at any time with the written consent of the Required Secured Creditors, the Pledgor will not sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein except in accordance with the terms of this Agreement.

         15. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGOR. The Pledgor represents and warrants that (a) it is, or at the time when pledged hereunder will be, the legal, record and beneficial owner of, and has (or will have) good and merchantable title to, all the Pledged Stock, subject to no Lien (except the Lien created by this Agreement); (b) it has full corporate power, authority and legal right to pledge all the Pledged Stock pursuant to this Agreement; and (c) all the shares of the Pledged Stock have been duly and validly issued, are fully paid and non-assessable and are subject to no option to purchase or similar rights. The Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Pledged Stock and the proceeds thereof against the claims and demands of all Persons whomsoever; and the Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as collateral hereunder and will likewise defend the rights thereto and security interest therein of the Pledgee and the Secured Creditors.

         16. DEFINITIONS. The following terms shall have the meanings herein specified unless the context otherwise requires. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

                  "ACCELERATION EVENT" shall mean the acceleration prior to the stated final maturity, or the failure to pay at stated final maturity, of Obligations representing borrowed money or extensions of credit (including, without limitation, all Letters of Credit Outstanding) pursuant to the Senior Note, the Credit Agreement, or any Interest Rate Protection Agreement, provided, that in each case, any such Acceleration Event shall cease to exist upon payment in full of the Obligations so accelerated or not paid.

                  "AGREEMENT" shall have the meaning provided in the first paragraph hereof.

                  "BANKRUPTCY DEFAULT" shall mean any Event of Default with respect to the Pledgor pursuant to Section 10.05 of the Credit Agreement or under any analogous provision of any of the Financing Documents.

                  "CAPSTAR BROADCASTING" shall have the meaning provided in the second WHEREAS clause.

                  "CAPSTAR RADIO" shall have the meaning provided in the second WHEREAS clause.

                  "CLASS" shall mean each class of Secured Creditors, i.e., (a) the Senior Creditor as holder of the Senior Obligations, (b) the Subordinated Note Creditors as holders of the Credit Agreement Obligations, and (c) the Interest Rate Protection Creditors as holders of the Interest Rate Protection Obligations.

                  "COLLATERAL" shall have the meaning provided in Section 3.4.

                  "CREDIT AGREEMENT" shall have the meaning provided in the second WHEREAS clause.

                  "CREDIT AGREEMENT GUARANTY" shall have the meaning provided in the third WHEREAS clause.

                  "CREDIT AGREEMENT OBLIGATIONS" shall have the meaning provided in Section 1(b).

                  "EVENT OF DEFAULT" shall mean (a) before the Senior Lien Termination Date, each Event of Default under, and as defined in, the Senior Note, and (b) after the Senior Lien Termination Date, each Event of Default under, and as defined in, the Credit Agreement.

                  "FINANCING DOCUMENTS" shall mean the Senior Note, the Credit Agreement, the other Credit Documents (as defined in the Credit Agreement) and each Interest Rate Protection Agreement.

                  "INTEREST RATE PROTECTION AGREEMENT" shall have the meaning provided in the first paragraph hereof.

                  "INTEREST RATE PROTECTION AGREEMENT CREDITOR" shall have the meaning provided in the first paragraph hereof.

                  "INTEREST RATE PROTECTION OBLIGATIONS" shall have the meaning provided in Section 1(c).

                  "LETTER OF CREDIT OUTSTANDING" shall have the meaning provided in the Credit Agreement.

                  "LIEN" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the Uniform Commercial Code, as in effect in any applicable jurisdiction, or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

                  "NOTIFIED ACCELERATION EVENT" shall mean any Acceleration Event with respect to which the Required Secured Creditors have given written notice to the Pledgee that a "Notified Acceleration Event" exists, provided that such written notice may only be given if such Acceleration Event is continuing and, provided further that any such Notified Acceleration Event shall cease to exist once there is no longer any Acceleration Event with respect thereto in existence.

                  "OBLIGATIONS" shall have the meaning provided in the last clause of Section 1.

                  "PERSON"shall mean any individual, partnership, joint venture, limited liability company, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

                  "PLEDGEE" shall have the meaning provided in the first paragraph hereof; provided that each reference to "Pledgee" contained herein (including in Annex B attached hereto) shall include any successor thereto.

                  "PLEDGOR" shall have the meaning provided in the first paragraph hereof.

                  "PRINCIPAL SUBORDINATED OBLIGATIONS" shall mean (a) for each Subordinated Note Creditor, the sum of (1) the outstanding principal amount of Loans (as defined in the Credit Agreement) made by it plus (2) its Adjusted RL Percentage (as defined in the Credit Agreement) of all Letters of Credit Outstanding, and (b) for each Interest Rate Protection Creditor, the unpaid amount of any termination or similar fee payable to such creditor pursuant to its respective Interest Rate Protection Agreement.

                  "REMAINING PROCEEDS" shall have the meaning provided in
Section 9(a).

                  "REQUIRED BANKS" shall have the meaning provided in the Credit Agreement.

                  "REQUIRED CREDITORS" of any Class shall mean (a) with respect to the Senior Obligations, the Senior Creditor, (b) with respect to the Credit Agreement Obligations, the Required Banks, and (c) with respect to the Interest Rate Protection Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements.

                  "REQUIRED SECURED CREDITORS" shall have the meaning provided in Section 4 of Annex B hereto.

                  "SECURED CREDITORS" shall have the meaning provided in the first paragraph hereof.

                  "SENIOR CREDITOR" shall have the meaning provided in the first paragraph hereof.

                  "SENIOR LIEN TERMINATION DATE" shall have the meaning provided in Section 19(a)(ii).

                  "SENIOR OBLIGATIONS" shall have the meaning provided in
Section 1(b).

                  "SENIOR NOTE" shall have the meaning provided in the first WHEREAS clause.

                  "SUBORDINATED CREDITORS" shall have the meaning provided in the first paragraph hereof.

                  "SUBORDINATED NOTE CREDITORS" shall have the meaning provided in the first paragraph hereof.

                  "SUBORDINATED OBLIGATIONS" shall have the meaning provided in
Section 1(c).

         17. PLEDGOR'S OBLIGATIONS ABSOLUTE, ETC. The obligations of the Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any of the Financing Documents or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect to any such agreement or instrument including, without limitation, this Agreement; (c) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (d) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or
(e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Pledgor or any subsidiary of the Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not the Pledgor shall have notice or knowledge of any of the foregoing. The Pledgor hereby waives any right to require that an action be brought against any other Person prior to the exercise of the remedies hereunder.

         18. REGISTRATION, ETC. (a) If there shall have occurred and be continuing (i) a Bankruptcy Default or Notified Acceleration Event or (ii) any other Event of Default or Acceleration Event, but in the case of this clause
(ii) only to the extent the Required Secured Creditors have so directed, then in either such case, upon receipt by the Pledgor from the Pledgee of a written request or requests that the Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Pledged Stock (it being understood that the Pledgee shall not under any circumstances be required to make such request), the Pledgor as soon as practicable and at its expense will use its best efforts to cause such registration to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Stock, including, without limitation, registration under the Securities Act of 1933, as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other governmental requirements, provided that the Pledgee shall furnish to the Pledgor such information regarding the Pledgee as the Pledgor may reasonably request in writing and as shall be required in connection with any such registration, qualification or compliance. The Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars or other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify the Pledgee and all others participating in the distribution of such Pledged Stock against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to the Pledgor by the Pledgee expressly for use therein.

                  (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Stock pursuant to
Section 7, and such Pledged Stock or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Pledged Stock or part thereof by private sale in such manner and under such circumstances as Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Stock or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and
(iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Stock or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Stock at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

         19. TERMINATION; RELEASE. (a) It is expressly acknowledged and agreed that the Liens and security interests granted under this Agreement for the benefit of the Senior Creditor (i) with respect to all or any portion of the Collateral, may be released in writing at any time by the Senior Creditor hereunder, and (ii) with respect to all or any portion of the Collateral, shall be released on the date on which Senior Note has terminated and all Senior Obligations have been paid in full (the "SENIOR LIEN TERMINATION DATE"). Upon any release of the type described in the immediately preceding sentence, the Pledgee shall, at the request and expense of the Pledgor, release the Collateral being released and execute and deliver to the Pledgor a proper instrument or instruments acknowledging the release of such Collateral from this Agreement, and will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) the Collateral being released as described above.

                  (b) Following the date on which all Obligations have been paid in full and all Financing Documents shall have terminated, this Agreement shall terminate, and the Pledgee, at the request and expense of the Pledgor, will execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee hereunder.

         20. NOTICES, ETC. All notices and other communications hereunder shall be in writing and shall be delivered or mailed by first class mail, postage prepaid, addressed as follows:

                  (a)      if to the Pledgor, at:

                           Capstar Broadcasting Corporation
                           600 Congress Avenue, Suite 1400
                           Dallas, Texas  78705
                           Attention:       Mr. William S. Banowsky
                           Facsimile No.: (512) 404-6850

                  (b)      if to the Pledgee, at:

                           Chancellor Media Corporation of Los Angeles
                           433 East Las Colinas Boulevard, Suite 1130
                           Irving, Texas  75039
                           Attention:       Mr. Jeffrey A. Marcus
                                            Mr. Matthew E. Devine
                           Facsimile No.: (972) 869-3671

                           with a copy to:

                           Latham & Watkins
                           1001 Pennsylvania Ave., N.W.
                           Suite 1300
                           Washington, D.C.  2004
                           Attention:       Mr. Eric L. Bernthal, Esq.
                           Facsimile No.: (202) 637-2201

                  (c) if to any Subordinated Note Creditor, either (i) to the Agent, at the address of the Agent specified in the Credit Agreement or (ii) at such address as such Subordinated Note Creditor shall have specified in the Credit Agreement;

                  (d)      if to any Interest Rate Protection Creditor, either
(i) to the paying agent or other representative for the Interest Rate Protection Creditors, at such address as such representative may have provided to the Pledgor and the Pledgee from time to time, or (ii) directly to the Interest Rate Protection Creditors at such address as the Interest Rate Protection Creditors shall have specified in writing to the Pledgor and the Pledgee;

         21. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Pledgor and the Pledgee (with the written consent of the Required Secured Creditors), provided, however, that no modifications shall be made to Section 9 of this Agreement without the consent of each Secured Creditor adversely affected thereby; and provided further, that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not Secured Creditors in a like or similar manner) shall require the written consent of the Required Creditors or such Class of Secured Creditors.

         22. MISCELLANEOUS. This Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. This Agreement shall be construed and enforced in accordance with and governed by the law of the State of New York. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

         23. WAIVER OF JURY TRIAL. THE PLEDGOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR
COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE
TRANSACTIONS CONTEMPLATED HEREBY.

         24. PLEDGEE AS SECURED PARTY. It is hereby agreed by Pledgor that the Pledgee may, with the consent of the Required Secured Creditors and at the request of the Required Secured Creditors of a specific Class or Classes comprised of Subordinated Creditors, act to foreclose upon the Collateral as a "secured party" under the Uniform Commercial Code as in effect in any applicable jurisdiction acting solely upon behalf of such Class or Classes, and in connection with such foreclosure, to bid on Obligations held by such Class or Classes. In any event, the Pledgee would not be acting as, and would not constitute, a "secured party" in respect of the Classes holding superior obligations to those held by the Class or Classes for which the Pledgee would be acting, and in such event the Liens and security interests created by this Agreement would remain in full force and effect with respect to such superior obligations. It is agreed and acknowledged that the Required Secured Creditors shall have no obligation to, and shall incur no liability to any Person in refusing to consent to the Pledgee acting as contemplated by this Section 24.

         25. SEVERABILITY. If any Section of this Agreement or any part thereof shall for any reason be held or adjudged to be invalid, illegal or unenforceable by any court of competent jurisdiction, such Section or part thereof so adjudicated invalid, illegal or unenforceable shall be deemed separate, distinct and independent, and the remainder of this Agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.

         26. FCC COMPLIANCE. Notwithstanding anything contained herein which may be construed to the contrary, no action shall be taken by the Pledgee which may require the consent or approval of the Federal Communications Commission (the "FCC") unless and until all requirements of the Communications Act of 1934, as amended (the "COMMUNICATIONS ACT"), requiring the consent or approval of such action by the FCC have been satisfied. The Pledgor covenants that, upon the request of the Pledgee, the Pledgor shall cause to be filed such applications and such other actions as may be requested by the Pledgee to obtain the consent or approval of the FCC to any action contemplated by this Agreement and to give effect to the security interest of the Pledgee hereunder, including, without limitation, the execution of an application for the consent of the FCC to an assignment or transfer involving a change in ownership or control pursuant to the provisions of the Communications Act. The Pledgor hereby irrevocably appoints the Pledgee its true and lawful attorney-in-fact, from time to time after the occurrence and during the continuance of an Event of Default, in its name and stead, to execute and file all necessary applications with the FCC. The power of attorney granted hereby is coupled with an interest and shall be irrevocable.

                 [remainder of page is intentionally left blank]

         IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

                                   CAPSTAR BROADCASTING CORPORATION,
                                   as Pledgor


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   CHANCELLOR MEDIA CORPORATION OF
                                   LOS ANGELES, as Collateral Agent, as Pledgee

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                     ANNEX A




No. of Shares           Type             Certificate No.          % of Outstanding Common Stock
-------------           ----             ---------------          -----------------------------
150,396,341             Class A                16                         53.783631412%
                      Common
127,656,892             Class A                17                         45.651717915%
                      Common
1,578,947               Class A                18                         00.564651393%
                      Common




                                    Annex A-1

                                     ANNEX B

                                       TO

                            CAPSTAR PLEDGE AGREEMENT


         1. APPOINTMENT. The Secured Creditors (all capitalized terms used herein and not otherwise defined shall have the respective meanings provided in the Pledge Agreement to which this Annex B is attached (the "PLEDGE AGREEMENT")), by their acceptance of the benefits of the Pledge Agreement, hereby irrevocably designate Chancellor Media Corporation of Los Angeles as Pledgee to act as specified herein and in the Pledge Agreement. Each Secured Creditor hereby irrevocably authorizes, and each holder of any promissory note which is secured pursuant to the Pledge Agreement (each a "NOTE" and collectively the "NOTES") by the acceptance of such Note shall be deemed irrevocably to authorize, the Pledgee to take such action on its behalf under the provisions of the Pledge Agreement and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Pledgee by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Pledgee may perform any of its duties hereunder by or through its agents or employees.

         2. NATURE OF DUTIES. The Pledgee shall have no duties or responsibilities except those expressly set forth in the Pledge Agreement. Neither the Pledgee nor any of its officers, directors, employees, consultants or agents shall be liable for any action taken or omitted by it as such under the Pledge Agreement or hereunder or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Pledgee shall be mechanical and administrative in nature; the Pledgee shall not have by reason of the Pledge Agreement or any other Financing Document a fiduciary relationship in respect of any Secured Creditor; and nothing in the Pledge Agreement, express or implied, is intended to or shall be so construed as to impose upon the Pledgee any obligations in respect of the Pledge Agreement except as expressly set forth herein.

         3. LACK OF RELIANCE ON THE PLEDGEE. Independently and without reliance upon the Pledgee, each Secured Creditor, to the extent it deems appropriate, has made and shall continue to make (a) its own independent investigation of the financial condition and affairs of the Pledgor and its subsidiaries in connection with the making and the continuance of the Obligations and the taking or not taking of any action in connection therewith, and (b) its own appraisal of the creditworthiness of the Pledgor and its subsidiaries, and the Pledgee shall have no duty or responsibility, either initially or on a continuing basis, to provide any Secured Creditor with any credit or other information with respect thereto, whether coming into its possession before the extension of obligations or the purchase of any Notes, or at any time or times thereafter. The Pledgee shall not be responsible to any Secured Creditor for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectability, priority or sufficiency of the Pledge Agreement or the financial condition of the Pledgor or any Subsidiary of the Pledgor or be required to make any inquiry concerning either the performance or



                                    Annex B-1
observance of any of the terms, provisions or conditions of the Pledge Agreement, or the financial condition of the Pledgor or any Subsidiary of the Pledgor, or the existence or possible existence of any Event of Default.

         4. CERTAIN RIGHTS OF THE PLEDGEE. No Secured Creditor shall have the right to cause the Pledgee to take any action with respect to the Collateral, with only the Required Secured Creditors (as hereinafter defined) having the right to direct the Pledgee to take any such action. If the Pledgee shall request instructions from the Required Secured Creditors with respect to any act or action (including failure to act) in connection with the Pledge Agreement, the Pledgee shall be entitled to refrain from such act or taking such action unless and until it shall have received instructions from the Required Secured Creditors, and to the extent requested, appropriate indemnification in respect of actions to be taken; and the Pledgee shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Secured Creditor shall have any right of action whatsoever against the Pledgee as a result of the Pledgee acting or refraining from acting hereunder in accordance with the instructions of the Required Secured Creditor. As used herein, the term "REQUIRED SECURED CREDITORS" shall mean (a) prior to the Senior Lien Termination Date, the Senior Creditor, and (b) thereafter, the Required Banks.

         5. RELIANCE. The Pledgee shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or facsimile message, cablegram, radiogram, order or other document or telephone message signed, sent or made by the proper Person, and, with respect to all legal matters pertaining to the Pledge Agreement and its duties thereunder, upon advice of counsel selected by it.

         6.       INDEMNIFICATION.

                  (a) To the extent the Pledgee is not reimbursed and indemnified by the Pledgor and/or its subsidiaries, the Subordinated Creditors will reimburse and indemnify the Pledgee, in proportion to their respective principal amounts or accredited value, as the case may be, of obligations, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Pledgee in performing its duties hereunder or under the Pledge Agreement, or in any way relating to or arising out of the Pledge Agreement except for those resulting solely from the Pledgee's own gross negligence or willful misconduct.

                  (b) Notwithstanding the foregoing, the obligations of the Subordinated Creditors with respect to the indemnities referred to above shall be without recourse to such Subordinated Creditors, with all liabilities for such indemnity obligations to be satisfied from the proceeds of the foreclosure on, the other disposition of, or any other realization upon the Collateral.

         7. HOLDERS. The Pledgee may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Pledgee. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the



                                    Annex B-2
holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such Note or any Note(s) issued in exchange therefor.

         8.       RESIGNATION BY THE PLEDGEE.

                  (a) The Pledgee may resign from the performance of all its functions and duties under the Pledge Agreement at any time by giving 20 Business Days prior written notice (as provided in the Pledge Agreement) to the Pledgor and the Secured Creditors. Such resignation shall take effect upon the appointment of a successor Pledgee pursuant to clauses (b), (c) and (d) below.

                  (b) Upon any such notice of resignation, the Required Secured Creditors shall appoint a successor Pledgee hereunder who shall be a commercial bank organized under the laws of the United States of America or any State thereof and having combined capital and surplus of at least $500,000,000.

                  (c) If a successor Pledgee shall not have been so appointed within said 20 Business Day period, the Pledgor shall then appoint a successor Pledgee who shall serve as Pledgee hereunder or thereunder until such time, if any, as the Required Secured Creditors appoint a successor Pledgee as provided above.

                  (d) If no successor Pledgee is appointed pursuant to clauses
(b)and (c) above within said 20 business Day period the resignation of the Pledgee shall become effective and the duties of the Pledgee shall be performed by the Required Secured Creditors.





                                    Annex B-3